John Hancock Funds II
Supplement dated June 29, 2009
to the Prospectus dated December 31, 2008

Total Return Fund
Global Bond Fund

Effective immediately, the fund may invest up to 10% of its net assets in preferred stocks.

Real Return Bond Fund

Effective immediately, the fund may invest up to 10% of its net assets in preferred stocks and may invest up to 10% of its net assets in securities related to emerging markets.

John Hancock Funds II Supplement dated June 29, 2009 to the Statement of Additional dated December 31, 2008

The following disclosure is added under “Investment Policies:”

Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities."